    As filed with the Securities and Exchange Commission on February 9, 2000

                                            Registration Statement No. 333-92011
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                          -----------------------------


                          CYPRESS COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                                      58-2330270
       (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
         Incorporation or Organization)

                      Fifteen Piedmont Center, Suite 710
                               Atlanta, GA 30305
                                 (404) 869-2500
                    (Address of Principal Executive Offices)

                          Employee Stock Purchase Plan
                            (Full Title of the Plan)
                           --------------------------

                                R. Stanley Allen
                            Chief Executive Officer
                          Cypress Communication, Inc.
                       Fifteen Piedmont Center, Suite 710
                               Atlanta, GA 30305
                                (404) 869-2500
                    (Name and Address of Agent For Service)
                     --------------------------------------

                                With a copy to:

                             Gilbert G. Menna, P.C.
                          Goodwin, Procter & Hoar  LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000
                           ---------------------------


                                                       CALCULATION OF REGISTRATION FEE
====================================================================================================================================

Title of Securities To Be           Amount To Be           Proposed Maximum               Proposed Maximum            Amount of
 Registered                        Registered (1)   Offering Price Per Share (2)     Aggregate Offering Price     Registration Fee
------------------------------------------------------------------------------------------------------------------------------------

Common Stock, par value $.001        900,000                  $16.00                     $14,400,000                  $3,801.60
 per share

Plan Interests (3)                    N/A (3)                  N/A (3)                        N/A (3)                 N/A (3)

====================================================================================================================================


(1) This Registration Statement also relates to such indeterminate number of additional shares of Cypress Communications, Inc. Common Stock as may be required pursuant to the Employee Stock Purchase Plan in the event of a stock dividend, reverse stock split, split-up, recapitalization, forfeiture of stock under the plan or other similar event.
(2) This estimate is made pursuant to Rule 457(a) under the Securities Act of 1933, as amended, solely for the purposes of determining the amount of the registration fee.
(3) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. In accordance with Rule 457(h)(2), no separate fee calculation is required with respect to the plan interests.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information.*
        ----------------

Item 2. Registrant Information and Employee Plan Annual Information.*
        -----------------------------------------------------------

    * Information required by Part I to be contained in the Section 10(a) Prospectuses is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act") and the Introductory Note to Part I of Form S-8.


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3. Incorporation of Certain Documents by Reference.
        -----------------------------------------------

    Cypress Communications, Inc. (the "Registrant") hereby incorporates by reference the following documents which have previously been filed with the Securities and Exchange Commission:

    (a) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A (Registration Statement No. 333-92011), dated February 1, 2000, as filed with the Securities and Exchange Commission on February 1, 2000 pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended.

    In addition, all documents subsequently filed with the Securities and Exchange Commission by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment hereto that indicates that all securities offered hereunder have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any subsequently filed document which also is incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities.
        -------------------------

    Not Applicable.

Item 5. Interests of Named Experts and Counsel.
        --------------------------------------

    Not Applicable.

Item 6. Indemnification of Directors and Officers.
        -----------------------------------------

    In accordance with Section 145 of the General Corporation Law of the State of Delaware ("DGCL"), Article VII of the Registrant's Second Amended and Restated Certificate of Incorporation (the "Certificate") provides that no director of the Registrant shall be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174, or (iv) for any transaction from which the director derived an improper personal benefit. In addition, the Certificate provides that if the DGCL is amended to authorize the further elimination or limitation of the personal liability of directors, then the liability of a director of the Registrant shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. The Certificate further provides that any repeal or modification of such Article VII by either of the stockholders or an amendment to the DGCL, shall not adversely effect any right or protection existing at the time of such repeal or modification with respect to any acts or omissions ocurring before such repeal or modification of a person serving as a director at the time of such repeal or modification.

    Article V of the Registrant's Amended and Restated By-laws (the "By-laws") provides for indemnification by the Registrant of its directors, officers and certain non-officer employees under certain circumstances against expenses (including attorneys fees, courts costs, travel expenses and additional expenses), judgments, penalties, fines and amounts paid in settlement reasonably incurred in connection with the defense or settlement of any threatened, pending or completed legal proceeding in which any such person is involved by reason of the fact that such person is or was a director, an officer or an employee of the Registrant, or is acting in any capacity with other entities at the request of the Registrant, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Registrant, and with respect to criminal actions or proceedings, that such person had no reasonable cause to believe his or her conduct was unlawful.

    The Registrant has entered into indemnification agreements with each of its directors and certain of its executive officers. These agreements provide that the Registrant indemnify each of its directors and such officers to the fullest extent permitted under law and the By-laws, and provide for the advancement of expenses to each director and each such officer.

    The Company carries directors' and officers' liability insurance covering its directors and officers against certain liabilities.

Item 7. Exemption from Registration Claimed.
        -----------------------------------

    Not Applicable.

Item 8. Exhibits.
        --------

    The following is a complete list of exhibits filed as part of this Registration Statement.

Exhibit
-------

  4.1 Second Amended and Restated Certificate of Incorporation (incorporated herein by reference to Exhibit 3.7 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-92011), as filed with the Commission on February 4, 2000)
  4.2 Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.8 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-92011), as filed with the Commission on February 4, 2000)
  4.3      Employee Stock Purchase Plan (incorporated herein by reference to
           Exhibit 10.3 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 (File No. 333-92011), as filed with the Commission on January 18, 2000)
  5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered
 23.1 Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto)
 23.2      Consent of Arthur Andersen LLP
 24.1 Powers of Attorney (contained on the signature page to this Registration Statement)


Item 9.  Undertakings.
         ------------

    (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act; and

              (ii) To reflect in the prospectus any acts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 9th day of February, 2000.

                              Cypress Communications, Inc.


                              By: /s/ R. Stanley Allen
                                  ------------------------------------
                                  R. Stanley Allen
                                  Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints each of R. Stanley Allen, Mark A. Graves and Barry L. Boniface such person's true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent, or any substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          Signature                       Title                                     Date
          ---------                       -----                                     ----

/s/ R. Stanley Allen            Chief Executive Officer and                     February 9, 2000
--------------------------      Director (Principal Executive Officer)
R. Stanley Allen


/s/ Mark A. Graves              President, Chief Operating Officer              February 9, 2000
--------------------------      and Secretary
Mark A. Graves


/s/ Ward C. Bourdeaux, Jr.      Executive Vice President and                    February 9, 2000
--------------------------      Director
Ward C. Bourdeaux, Jr.


/s/ Barry L. Boniface           Chief Financial Officer                         February 9, 2000
--------------------------      (Principal Financial and
Barry L. Boniface                 Accounting Officer)


/s/ William P. Egan                          Director          February 9, 2000
----------------------------------
William P. Egan


/s/ Laurence Grafstein                       Director          February 9, 2000
----------------------------------
Laurence Grafstein


/s/ Randall A. Hack                          Director          February 9, 2000
----------------------------------
Randall A. Hack


/s/ John C. Halsted                          Director          February 9, 2000
----------------------------------
John C. Halsted


/s/ Jeffrey H. Schutz                        Director          February 9, 2000
----------------------------------
Jeffrey H. Schutz


/s/ P. Eric Yopes                            Director          February 9, 2000
----------------------------------
P. Eric Yopes


     Pursuant to the requirements of the Securities Act of 1933, the Members of the Compensation Committee, as the Administrator of the Plan, have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 9th day of February, 2000.

                              Cypress Communications, Inc.
                              Employee Stock Purchase Plan


                              By: /s/ William P. Egan
                                  ------------------------------------------
                                  William P. Egan
                                  Member of Compensation Committee



                              By: /s/ John C. Halsted
                                  -------------------------------------------
                                  John C. Halsted
                                  Member of Compensation Committee



                              By: /s/ Jeffrey H. Schutz
                                  -------------------------------------------
                                  Jeffrey H. Schutz
                                  Member of Compensation Committee

                                 EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------
    4.1       Second Amended and Restated Certificate of Incorporation
              (incorporated herein by reference to Exhibit 3.7 to Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-
              92011), as filed with the Commission on February 4, 2000)

    4.2 Amended and Restated By-laws (incorporated herein by reference to Exhibit 3.8 to Amendment No. 2 to the Registrant's Registration
              Statement on Form S-1 (File No. 333-92011), as filed with the
              Commission on February 4, 2000)

    4.3       Employee Stock Purchase Plan (incorporated herein by reference to
              Exhibit 10.3 to Amendment No. 1 to the Registrant's Registration
              Statement on Form S-1 (File No. 333-92011), as filed with the
              Commission on January 18, 2000)

    5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered

   23.1 Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1 hereto)

   23.2       Consent of Arthur Andersen LLP

   24.1       Powers of Attorney (contained on the signature page to this Registration
              Statement)